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                                                                  EXHIBIT 24.2
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                             SECRETARY'S CERTIFICATE




         I, Kenneth J. Warren, certify that I am the duly elected, qualified and acting Secretary of FM Precision Golf Corp., a Delaware corporation (the "Corporation"), that I am authorized and empowered to execute this Certificate on behalf of the Corporation with respect to a Form S-4 Registration Statement of the Corporation and further certify that the following is a true, complete and correct copy of a resolution adopted by the Board of Directors of the Corporation on April 17, 1996 which resolution has not been amended, modified or rescinded:

                  RESOLVED, that each officer or director who may be required to execute the Registration Statement (whether on behalf of the Company or as an officer or director thereof or by attesting the seal of the Company or otherwise) be, and each of them hereby is, authorized to execute a Power of Attorney appointing Christopher A. Johnston and David E. Johnston, as his true and lawful attorney and agent to execute in his name, place and stead (in any capacity) the Registration Statement and all amendments thereto, and all other documents and instruments necessary or in connection therewith, to attest the seal of the Company thereof, and to file the same with the SEC, which attorneys and agents shall have the full power and authority to do and perform in the name of and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as such officer or director might or could do in person; and further


         IN WITNESS WHEREOF, I have hereunto set may hand this 6th day of June, 1997.



                                                   /s/ Kenneth J. Warren
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                                                   Kenneth J. Warren, Secretary